Exhibit 10.3
BAKERS FOOTWEAR GROUP, INC.
2003 STOCK OPTION PLAN
     1. Purpose of the Plan. The Bakers Footwear Group, Inc. 2003 Stock Option Plan (the “Plan”) is intended as an incentive to, and to encourage ownership of the stock of Bakers Footwear Group, Inc. (“Company”) by officers, directors, employees and consultants of the Company, its subsidiaries, or any other entity in which the Company has a significant equity or other interest as determined by the Committee (such other entities hereinafter referred to as “affiliates”). It is intended that certain options granted hereunder will qualify as Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986 as amended (the “Code”) (“Incentive Stock Options”) and that other options granted hereunder will not be Incentive Stock Options.
2. Stock Subject to the Plan.
          (a) Stock Available For Grants of Options. SIX HUNDRED THOUSAND (600,000) shares of the Common Stock of the Company (“Common Stock”), not including the shares described in paragraph 20, have been allocated to the Plan and will be reserved for the grant of options under the Plan, subject to adjustment under Paragraph 15. In addition to those shares previously authorized, effective June 1, 2006, FIVE HUNDRED THOUSAND (500,000) shares of Common Stock shall also be allocated to the Plan and will be reserved for the grant of options under the Plan, subject to adjustment under Paragraph 15. The maximum number of options which may be awarded to a participant under this Plan shall be options for 100,000 shares per year; provided, however, that the Chief Executive Officer of the Company (the “CEO”) may be awarded two times that number per year upon being named to that position.
          (b) Reservation of Shares. The Company will allocate and reserve in each fiscal year a sufficient number of shares of its Common Stock for issue upon the exercise of options granted under the Plan. The Company may, in its discretion, use shares held in the Treasury or authorized but unissued shares of Common Stock for the Plan.
          (c) Determination of Shares. Any shares covered by an award (or portion of an award) granted under the Plan, which is forfeited or canceled, or expires, shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan. Any shares withheld for tax withholding obligations shall not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan. If any option is exercised by tendering shares of Common Stock, either actually or by proof of ownership, to the Company as full or partial payment in connection with the exercise of an option under this Plan, only the number of shares issued net of the shares tendered shall be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Plan. In addition, any shares that relate to options granted under the Plan which are forfeited back to the Company because of failure to meet an award contingency or condition shall again be available for delivery pursuant to new awards granted under the Plan. Further, shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or through obligations to grant future awards as a condition of the Company acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan. Similarly, any shares that are repurchased by the Company on the open market or in private transactions, may be added to the aggregate number of shares available for delivery under the Plan, so long as the aggregate price paid for such repurchased shares does not exceed the cumulative amount received in cash by the Company for the exercise of options granted under the Plan. In no event shall more than SIX HUNDRED THOUSAND (600,000) shares be available for granting Incentive Stock Options.
     3. Administration. The Plan shall be administered by the Committee referred to in Paragraph 4 (the “Committee”). Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company’s (or any affiliate’s) success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements (which need not be identical) and to make all other determinations which the Committee believes necessary or advisable for the proper administration of the Plan. The Committee’s determinations on matters relating to the Plan shall be final and conclusive on the Company and all participants. The Committee may, in its discretion, delegate to the CEO the authority to determine the individuals to whom, and the time or times at which and terms upon which, options shall be granted and the number of shares to be subject to each option; provided, however, that the Committee may not delegate such authority to the CEO with respect to employees of the Company who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 as amended (the “1934 Act”).
     4. The Committee. The Plan shall be administered by a Committee which shall be composed of two or more Directors all of whom shall be “outside” directors under Section 162(m) of the Code and the regulations thereunder. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code.
     5. Eligibility. Executive officers, directors, employees and consultants of the Company, subsidiaries, or its affiliates (as determined by the Committee) shall be eligible to be granted options under the Plan; provided, however, that only employees of the Company may be granted Incentive Stock Options.
     6. Option Prices. The purchase price of the Common Stock under each option shall not be less than the Fair Market Value of the stock at the time of the granting of the option, except that the purchase price of Common Stock under Incentive Stock Options granted to shareholders holding 10% or more of the Company’s voting stock shall not be less than 110% of the fair market value of the stock at the time of the granting of the option. “Fair Market Value” of a share on any date of reference shall mean the “Closing Price” (as defined below) of the Common Stock on such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated

Quotation System (“NASDAQ”), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii) or (iii) is applicable, then Fair Market Value shall be determined in good faith by the Committee or the Board of Directors in a fair and uniform manner.
     7. Payment of Option Prices. The purchase price is to be paid in full upon the exercise of the option, either (i) in cash, (ii) in the discretion of the Committee, by the tender either actually or by proof of ownership to the Company of shares of the Common Stock of the Company, owned by the optionee and registered in the optionee’s name or held for the optionee’s benefit by a registered holder for at least six (6) months, having a fair market value equal to the cash exercise price of the option being exercised, with the fair market value of such stock to be determined in such appropriate manner as may be provided for by the Committee or as may be required in order to comply with, or to conform to the requirements of, any applicable laws or regulations, or (iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) and (ii) hereof; provided, however, that no shares of Common Stock may be tendered in exercise of an Incentive Stock Option if such shares were acquired by the optionee through the exercise of an Incentive Stock Option or an employee stock purchase plan described in Section 423 of the Code, unless (i) such shares have been held by the optionee for at least one (1) year and (ii) at least two (2) years have elapsed since such option was granted. (The optionee may effect a “cashless exercise” of an option in lieu of directly paying the option price in cash or shares owned by the optionee, provided that such “cashless exercise” is facilitated through a third party, other than the Company, in accordance with the rules and procedures adopted by the Committee.) The cash proceeds from sales of stock subject to option are to be added to the general funds of the Company and used for its general corporate purposes. The shares of Common Stock of the Company received by the Company as payment of the option price are to be added to the shares of the Common Stock of the Company held in its Treasury. Upon exercise of an option which is not an Incentive Stock Option by an optionee who is a reporting person under Section 16(a) of the 1934 Act, the Company shall, as required by applicable law, withhold sufficient shares to satisfy the Company’s obligation to withhold for federal and state taxes on such exercise, provided that prior to such exercise, the Committee may approve in advance an alternative method of withholding. Upon exercise of an option which is not an Incentive Stock Option by an optionee who is not a reporting person under Section 16(a) of the 1934 Act, the Committee may, in its discretion, in lieu of withholding cash otherwise payable to such person, withhold sufficient shares to satisfy the Company’s obligation to withhold for federal and state taxes on such exercise.
     8. Option Amounts. The maximum aggregate fair market value (determined at the time an option is granted in the same manner as provided for in Paragraph 6 hereof) of the Common Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed the amount specified in Section 422(d) of the Code.

     9. Exercise of Options. The term of each option shall be not more than ten (10) years (five (5) years in the case of Incentive Stock Options granted to a shareholder holding 10% or more of the Company’s voting stock) from the date of granting thereof or such shorter period as is prescribed in Paragraph 10 hereof. Within such limit, options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall, in each instance, approve, which need not be uniform for all optionees; provided, however, that except as provided in Paragraphs 10 and 11 hereof, no option may be exercised at any time unless the optionee is then an employee, director or consultant of the Company, its subsidiaries or affiliates and has been so employed or engaged as a director or consultant continuously since the granting of the option. The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued to such holder upon the exercise of the option. Notwithstanding the foregoing, in the event of a Change of Control (as hereinafter defined) all options shall become fully exercisable. For this purpose, a “Change of Control” shall mean:
     (a) The purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the 1934 Act (excluding, for this purpose, our Chairman of the Board and Chief Executive Officer on the date that this Plan is adopted, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of 50% or more of either the then-outstanding shares of Common Stock or the combined voting power of the Company’s then-outstanding voting securities entitled to vote generally in the election of directors; or
     (b) Individuals who, as of the date of the adoption of the Plan, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors) shall be, for purposes of this paragraph, considered as though such person were a member of the Incumbent Board; or
     (c) Approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation would not immediately thereafter own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation’s then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.
     10. Termination of Employment. Any option issued hereunder must be exercised prior to the optionee’s termination of employment (or the optionee’s capacity as a director or consultant) with the Company, a subsidiary or any affiliate, except that if the employment (or engagement as a director or consultant) of an optionee terminates with the consent and approval of the optionee’s employer (or, in the case of a director or consultant, the Company), the Committee in its absolute discretion may permit the optionee to exercise the option, to the extent that the optionee was entitled to exercise it at the date of such termination of employment (or capacity as a director or consultant), at any time within three (3) months after such termination, but not after ten (10) years from the date of the granting thereof. In addition, in the event the Company, a subsidiary or an affiliate divests itself of all its interest in a subsidiary or an affiliate, all outstanding options held by an optionee employed by (or engaged as a director or consultant by) such divested subsidiary or affiliate may be exercised by such optionee at any time within three (3) months after such divestiture, but not after ten (10) years from the date on which such options were granted. In addition, all outstanding options held by an optionee who terminates employment (or capacity as a director or consultant) on account of retirement (as determined by the Committee) shall be fully exercisable at any time within one (1) year after such retirement, but not after ten (10) years from the date on which such options were granted. If the optionee terminates employment (or capacity as a director or consultant) on account of disability, the optionee may exercise such option, to the extent the optionee was entitled to exercise it at the date of such termination, at any time within one (1) year of the termination of employment (or the termination of the optionee’s capacity as a director or consultant) but not after ten (10) years from the date of the granting thereof. For this purpose, a person shall be deemed to be disabled if he or she is permanently and totally disabled within the meaning of Section 422(c)(6) of the Code, which, as of the date hereof, means that he or she is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of not less than twelve (12) months. A person shall be considered disabled only if he or she furnishes such proof of disability as the Committee may require. Options granted under the Plan shall not be affected by any change of employment (or change in the optionee’s capacity as a director or consultant) so long as the optionee continues to be an employee (or director or consultant) of the Company or a subsidiary thereof or, in the case of options which are not Incentive Stock Options, an affiliate of the Company. The option agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ (or in the capacity of a director or consultant) of the Company or any subsidiary or affiliate or interfere in any way with the right of the Company or any subsidiary or affiliate thereof to terminate his or her employment (or capacity as a director or consultant) at any time.
     11. Death. In the event of the death of an optionee under the Plan while he or she is employed (or engaged as a director or consultant) by the Company (or a subsidiary or affiliate of the Company), the options held by the optionee at death shall become fully vested immediately and may be exercised by a legatee or legatees under the optionee’s last will, or by personal representatives or distributees, at any time within a period of one (1) year after death, but not after ten (10) years from the date of granting thereof. In the event of the death of an optionee within three months after termination of employment (or the optionee’s capacity as a director or consultant) (or one (1) year in the case of the termination of an optionee who is disabled as above provided or one (1) year in the case of termination of employment (or termination of the optionee’s capacity as a director or consultant) on account of retirement, as provided in paragraph 10 above) the option theretofore granted may be exercised, to the extent exercisable at the date of death, by a legatee or legatees under the optionee’s last will, or by personal representatives or distributees, at any time within a period of one (1) year after death, but not after ten (10) years from the date of granting thereof.

     12. Non-Transferability of Options. Each option granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws of descent and distribution and an option may be exercised, during the lifetime of an optionee, only by such optionee; provided, however, that the Committee may, in its sole discretion, permit an optionee to transfer a non-qualified stock option, or cause the Company to grant a non-qualified stock option that would otherwise be granted to a person described in Paragraph 5 (an “Eligible Optionee”), to any one or more of the following: an Eligible Optionee’s descendant, spouse, descendant of a spouse, spouse of any of the foregoing, a trust established primarily for the benefit of any of the foregoing, or of such Eligible Optionee, or to an entity which is a corporation, partnership, or limited liability company (or any other similar entity) the owners of which are primarily the aforementioned persons or trusts. Any such option so transferred or granted directly to the aforementioned persons, trusts or entities in respect of an Eligible Optionee shall be subject to the provisions of Paragraph 10 concerning the exercisability during the Eligible Optionee’s employment.
     13. Successive Option Grants. Successive option grants may be made to any holder of options under the Plan.
     14. Registration. Each option under the Plan shall be granted only on the condition that the Company maintain with the Securities and Exchange Commission a registration statement for all Common Stock that can be purchased thereunder. In the event that the Company fails to maintain a registration statement for this Common Stock, the right to purchase this Common Stock through the exercise of options granted under the Plan will be suspended immediately.
     15. Adjustments Upon Changes in Capitalization or Corporate Acquisitions. Notwithstanding any other provisions of the Plan, the Committee shall make such adjustments to the terms of the outstanding options that it determines, which determination shall be conclusive, to be appropriate for the adjustment of the number and class of shares subject to each outstanding option and the option prices in the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, spin-offs, split-offs, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual. In the event the Company, a subsidiary or an affiliate, enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.
     16. Amendment and Termination. The Board or the Committee may at any time terminate the Plan or make such modifications of the Plan as they shall deem advisable; provided, however, that the Board or the Committee may not, without further approval by the holders of Common Stock, make any modifications which, by applicable law or rule, require such approval. No termination or amendment of the Plan may, without the consent of the optionee to whom any option shall theretofore have been granted, adversely affect the rights of such optionee under such option.
     17. Effectiveness of the Plan. The Plan will become effective upon adoption by the Board of Directors of the Company on a date determined by the Board of Directors, subject to approval of the Plan by the stockholders of the Company within twelve (12) months of such date. Options may be granted before such stockholder approval (but may not be exercisable before such approval), and if such approval is not obtained, this Plan and such options shall be void and of no force or effect.
     18. Time of Granting of Options. An option grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, or the CEO, as the case may be, makes an award of an option to an eligible employee (or director or consultant) of the Company or one of its subsidiaries or affiliates, provided that such option is evidenced by a written option agreement duly executed on behalf of the Company and on behalf of the optionee within a reasonable time after the date of the Committee or CEO action.
     19. Term of Plan. The Plan shall terminate ten (10) years after the date on which it was initially approved and adopted by the Board as set forth under Paragraph 17 and no option shall be granted hereunder after the expiration of such ten-year period. Options outstanding at the termination of the Plan shall continue in full force and effect and shall not be affected thereby.
     20. Prior Plan. This Plan shall be deemed to cover the 268,992 shares for which option awards were previously granted by the Company pursuant to the Weiss and Neuman Shoe Co. Class C Equity Incentive Stock Option Plan (“Prior Plan”), as such awards have been amended and interpreted to be covered by this Plan (“Prior Options”). Notwithstanding the foregoing, the Prior Options shall not reduce the stock otherwise available under this Plan, for any purpose, and to the extent the application of this Plan to the Prior Options would substantively affect the rights and obligations, whether positively or negatively, of an option holder under a Prior Option when compared to the Prior Plan, the terms of the Prior Plan shall govern.
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The foregoing Plan was effective as of January 31, 2004 with approval of the Board of Directors and the shareholders. The Plan was amended upon approval by the Board of Directors on April 21, 2006 and approved by the shareholders on June 1, 2006. The Plan was amended upon approval by the Board of Directors on March 15, 2007.

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